EXHIBIT 99.4

                               HAVEN BANCORP, INC.

                                 REVOCABLE PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 17, 2000
                                    9:00 a.m.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Mark A. Ricca and Patricia M. Schaubeck, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of Haven Bancorp, Inc. which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 17, 2000, at 9:00 a.m., at the Huntingtun Hilton, 598 Broadhollow Road, Melville, New York, and at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in such manner as shall be determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.



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                                                     Please mark your
                                                     votes as indicated    [X]
                                                     in this example

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

1. The Election as directors of all nominees listed: (Except as marked to the contrary below) Philip S. Messina, Msgr. Thomas J. Hartman, Michael A. McManus, Jr.

         FOR                                                  VOTE WITHHELD
         [_]                                                        [_]

Instruction: To withhold your vote for any individual nominee, write that nominee's name on the space provided below:

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2.   The ratification of the appointment of KPMG LLP as independent  auditors of
     Haven Bancorp, Inc. for the fiscal year ending December 31, 2000.

         FOR                       AGAINST                           ABSTAIN
         [_]                           [_]                             [_]

3. Approval of the proposal to adjourn or postpone the Annual Meeting once called to order to another time and/or place for the purpose of soliciting additional proxies, if necessary.

         FOR                       AGAINST                           ABSTAIN
         [_]                           [_]                             [_]

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 5, 2000 and of the Annual Report to Stockholders.

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Please sign  exactly as name  appears on this card.  When  signing as  attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign but only one signature is required.

Date:                , 2000


                                                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                 Signature, if held jointly

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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